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                                                            EXECUTION VERSION


October 25, 1999


BJ Services Company
5500 Northwest Central Drive
Houston, Texas 77092
Attn: Vice President Treasurer


       Re:  PURCHASE AGREEMENT

Ladies and Gentlemen:

Section 1.  DEFINITIONS.

       As used in this Purchase Agreement, the following terms shall have the following meanings:

       "BOFA INDEMNIFIED PARTY" means each of the Purchaser, Banc of America Securities LLC and any other wholly-owned subsidiary of the Purchaser designated by the Purchaser to receive or sell shares of Common Stock delivered hereunder.

       "BUSINESS DAY" means any day that is not a Saturday, a Sunday or a day on which banking institutions or trust companies in The City of New York are authorized or obligated by law or executive order to close.

       "CALL OPTION" has the meaning specified in Section 5.

       "COMMISSION" means the Securities and Exchange Commission.

       "COMMON STOCK" means the common stock of the Company.

       "COMPANY" means BJ Services Company, a Delaware corporation.

       "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.


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       "FIRST PURCHASE DATE" has the meaning specified in Section 2(b).

       "FIRST TRANCHE SHARES" has the meaning specified in Section 2(b).

       "MATERIAL ADVERSE CHANGE" means any material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity.

       "PERSON" means an individual, corporation, limited liability company, partnership, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

       "PURCHASE DATE" has the meaning specified in Section 2(b).

       "PURCHASE PRICE" has the meaning specified in Section 2(a).

       "PURCHASE SHARES" has the meaning specified in Section 2(a).

       "PURCHASER" means Bank of America, N.A.

       "PUT OPTION" has the meaning specified in Section 5.

       "RELEVANT EXCHANGE" means the principal national securities exchange or automated quotation system on which the Common Stock is listed or quoted.

       "RULE 144" has the meaning set forth in Section 3(e)(i).

       "SEC FILINGS" means each document of the Company referred to in Section 3(e)(v)(A) and (B).

       "SECOND PURCHASE DATE" has the meaning specified in Section 2(b).

       "SECOND TRANCHE SHARES" has the meaning specified in Section 2(b).

       "SECURITIES ACT" means the Securities Act of 1933, as amended.

       "THIRD PARTY PURCHASER" has the meaning specified in Section 2(d)(iii).

       "TRANSFER RESTRICTIONS" means the restrictions on transfer of the Purchase Shares set forth in Section 5.

Section 2.  PURCHASE OF PURCHASE SHARES.


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       (a)    PURCHASE AND SALE.  The Company agrees to issue and sell to the
Purchaser 4,027,972 shares of Common Stock (the "PURCHASE SHARES") in two tranches upon the terms herein set forth. On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Purchaser agrees to purchase from the Company the Purchase Shares. The purchase price per Purchase Share to be paid by the Purchaser to the Company shall be $35.75
(the "PURCHASE PRICE").

       (b) CLOSINGS. Delivery of certificates for the first tranche of Purchase Shares (which shall be 1,078,000 shares) (the "FIRST TRANCHE SHARES") and payment for the First Tranche Shares shall be made at the offices of Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York (or such other place as may be agreed to by the Company and the Purchaser) at 10:00 a.m., New York City time, on October 27, 1999, or such other time and date as the parties may agree (the time and date of such closing are called the "FIRST PURCHASE DATE"). Delivery of certificates for the second tranche of Purchase Shares (which shall be 2,949,972 shares) (the "SECOND TRANCHE SHARES") and payment for the Second Tranche Shares shall be made at 10:00 a.m., New York City time, on the Business Day following the First Purchase Date or such other time and date as the parties may agree (the "SECOND PURCHASE DATE" and, together with the First Purchase Date, the "PURCHASE DATES") in the same manner and at the same location as on the First Purchase Date.

       (c) DELIVERY AND PAYMENT. Payment for the Purchase Shares shall be made on the related Purchase Date by wire transfer of immediately available funds to the order of the Company. The Company shall deliver, or cause to be delivered, to the Purchaser certificates for the Purchase Shares being purchased on such Purchase Date, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The certificates for the Purchase Shares shall be in definitive form and registered in such names and denominations as the Purchaser shall have requested.

       (d) CONDITIONS TO PURCHASE. The obligations of the Purchaser to pay for the Purchase Shares as provided herein on the Purchase Dates shall be subject to the prior execution and delivery by the parties of agreements with respect to the Put Option and the Call Option, to the accuracy of the representations and warranties on the part of the Company set forth in
Section 3 as of the date hereof, to the timely performance by the Company of its covenants and other obligations hereunder, and to each of the following additional conditions:

              (i) the Company shall have caused to be delivered to the Purchaser an opinion of counsel acceptable to the Purchaser, dated as of the relevant Purchase Date, to the effect set forth in Exhibit A; and

              (ii) the Company shall have caused to be delivered to the Purchaser by the Treasurer of the Company, a certificate of such person dated as of the relevant Purchase Date, to the effect that (A) the representations and


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       warranties of the Company set forth in this Purchase Agreement are true and correct as of such Purchase Date and (B) the Company has complied with all the agreements and satisfied all conditions on its part to be performed or satisfied at or prior to such Purchase Date.

       In addition, the obligations of the Purchaser to pay for the Second Tranche Shares as provided herein on the Second Purchase Date shall be subject to the acquisition of all First Tranche Shares by a third party designated by the Purchaser (the "THIRD PARTY PURCHASER").

        SECTION 3.  REPRESENTATIONS, WARRANTIES AND AGREEMENTS.

       (a) BASIC REPRESENTATIONS. The Company represents and warrants to and agrees with the Purchaser as follows:

       (i) The Company is duly organized and existing and in good standing under the laws of the jurisdiction of its incorporation.

       (ii) The Company has all corporate power and authority to enter into this Purchase Agreement and to consummate the transactions contemplated hereby.

       (iii) This Purchase Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable against the Company in accordance with its terms, except as rights to indemnification and contribution hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

       (iv) The execution and delivery by the Company of, and the compliance by the Company with all of the provisions of, this Purchase Agreement and the consummation of the transactions herein contemplated are within the Company's corporate powers and will not result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or any other material agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the material property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws or other constitutive documents of the Company or any material statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties.

       (v) No consent, approval, authorization, order, registration, qualification or filing of or with any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties is required for the execution and delivery by the


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       Company of, and the compliance by the Company with all the terms of, this Purchase Agreement or the consummation by the Company of the transactions contemplated hereby.

       (b) EQUITY REPRESENTATIONS. The Company makes the representations and warranties to the Purchaser set forth in Annex A hereto.

       (c) REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE PURCHASER. The Purchaser represents and warrants to, and agrees with, the Company as follows:

              (i) The Purchaser is duly organized and existing and in good standing under the laws of the jurisdiction of its incorporation.

       (ii) The Purchaser has all corporate power and authority to enter into this Purchase Agreement and to consummate the transactions contemplated hereby.

       (iii) This Purchase Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Purchaser, enforceable against the Purchaser in accordance with its terms, except as rights to indemnification and contribution hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

       (iv) The execution and delivery by the Purchaser of, and the compliance by the Purchaser with all of the provisions of, this Purchase Agreement and the consummation of the transactions herein contemplated are within the Purchaser's corporate powers and will not result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or any other material agreement or instrument to which the Purchaser or any of its subsidiaries is a party or by which the Purchaser or any of its subsidiaries is bound or to which any of the material property or assets of the Purchaser or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Charter or By-laws or other constitutive documents of the Purchaser or any material statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Purchaser or any of its subsidiaries or any of their respective properties.

       (v) No consent, approval, authorization, order, registration, qualification or filing of or with any court or governmental agency or body having jurisdiction over the Purchaser or any of its subsidiaries or any of their respective properties is required for the execution and delivery by the Purchaser of, and the compliance by the Purchaser with all the terms of, this Purchase Agreement or the consummation by the Purchaser of the transactions contemplated hereby.

       (vi) The Purchaser is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in


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       shares presenting an investment decision like that involved in the purchase of the Purchase Shares, including investments in securities issued by the Company, and has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the Purchase Shares.

       (vii) The Purchaser is acquiring the Purchase Shares in the ordinary course of its business and for its own account for investment (as defined for the purposes of the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the regulations thereunder) only and with no present intention of distributing any of such Purchase Shares, except pursuant to a registration statement effective under, or an exemption from the registration requirements of, the Securities Act.

       (viii) The Purchaser will not, directly or indirectly, sell or otherwise dispose of (or solicit any offers to purchase or otherwise acquire) any of the Purchase Shares except in compliance with the Securities Act and any applicable state securities or blue sky laws or pursuant to an available exemption or exclusion therefrom.

       (ix) The Purchaser is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act.

       (x) The Purchaser understands that the First Tranche Shares will contain a legend to the following effect:

                THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THESE SHARES UNDER THE SECURITIES ACT OF 1933 OR AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SAID ACT. NO TRANSFER OF THE SHARES WILL BE MADE ON THE BOOKS OF THE COMPANY UNLESS ACCOMPANIED BY EVIDENCE OF COMPLIANCE WITH THESE RESTRICTIONS.


              The Purchaser agrees that it will obtain a letter of representations substantially in the form of Exhibit B from the Third Party Purchaser prior to the issuance of the First Tranche Shares to the Third Party Purchaser.

       (xi) The Purchaser understands that the Second Tranche Shares will contain a legend to the following effect:

                THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND ARE SUBJECT TO CERTAIN TRANSFER


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                RESTRICTIONS CONTAINED IN THE PURCHASE
                AGREEMENT DATED OCTOBER 25, 1999 (THE "TRANSFER RESTRICTIONS"). THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THESE SHARES UNDER THE SECURITIES ACT OF 1933 OR AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND COMPLIANCE WITH THE TRANSFER RESTRICTIONS. NO TRANSFER OF THE SHARES WILL BE MADE ON THE BOOKS OF THE COMPANY UNLESS THE COMPANY RECEIVES EVIDENCE OF COMPLIANCE WITH THESE RESTRICTIONS.


        (d) BRING-DOWN OF REPRESENTATIONS; REGISTRATION REPRESENTATIONS. The Company shall make the representations and warranties set forth in Sections 3(a) and 3(b) as of the date of this Purchase Agreement, as of each Purchase Date and as of the date the Purchaser notifies the Company that the Purchaser shall sell any of the Purchase Shares in accordance with the Transfer Restrictions.

       (e) RESALE AGREEMENTS. The Company covenants and agrees with the Purchaser as follows:

       (i) If, at any time following the date on which the Transfer Restrictions shall have terminated and prior to the first date on which the Purchaser may sell Purchase Shares in compliance with Rule 144 under the Securities Act (together with any successor rule thereof, "RULE 144"), the Purchaser shall have notified the Company in writing of the Purchaser's intention to transfer some or all of the Purchase Shares, the Company shall, within five Business Days of receipt of such notice from the Purchaser, promptly advise the Purchaser in writing of the occurrence of any event or the existence of any condition as a result of which it is necessary to amend or supplement the SEC Filings so that the SEC Filings do not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

       (ii) If, at any time following the date on which the Transfer Restrictions shall have terminated and prior to the first date on which the Purchaser may sell Purchase Shares in compliance with Rule 144, in the reasonable opinion of the Purchaser or counsel for the Purchaser it is necessary to amend or supplement the SEC Filings to comply with law, the Company agrees to promptly prepare, file with the Commission and furnish at its own expense to the Purchaser, amendments or supplements to the SEC Filings so that the SEC Filings as so amended or supplemented will


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       comply with law.

       (iii) The Company shall continue to engage and maintain, at its expense, a registrar and transfer agent for the Common Stock.

       (iv) The Company shall file, on a timely basis, with the Commission and the Relevant Exchange all reports and documents required to be filed under the Exchange Act or the rules of the Relevant Exchange.

       (v) Until such time as the Transfer Restrictions shall have terminated and the Purchaser may sell Purchase Shares in compliance with Rule 144, the Company shall furnish to the Purchaser (A) as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, stockholders' equity and cash flows for the year then ended and the opinion thereon of the Company's independent public or certified public accountants; (B) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report filed by the Company under the Exchange Act with the Commission or any securities exchange or automated quotation system; and (C) as soon as available, copies of any report or communication of the Company mailed generally to holders of its capital stock. In addition, until such time as the Transfer Restrictions shall have terminated and the Purchaser may sell Purchase Shares in compliance with Rule 144, the Company shall furnish to the Purchaser as soon as practicable after the filing thereof, copies of each filing made with the Commission pursuant to the Securities Act after the date hereof.

       (vi) On the date of any resale of Purchase Shares by the Purchaser or any of its affiliates following the date on which the Transfer Restrictions shall have terminated and prior to the first date on which the Purchaser may sell Purchase Shares in compliance with Rule 144, if requested by the Purchaser at least five Business Days prior to such date (any such request to be made no more often than once every 30 days), the Company shall cause to be delivered to the Purchaser by Deloitte & Touche LLP, independent public or certified public accountants for the Company, a letter dated such date and addressed to such recipient, in form and substance satisfactory to the Purchaser, containing statements and information of the type ordinarily included in accountant's "comfort letters" to underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the audited and unaudited financial statements and certain financial information contained in any SEC Filings.

       (vii) On the date of any resale of Purchase Shares by the Purchaser or any of its affiliates following the date on which the Transfer Restrictions shall have terminated and prior to the first date on which the Purchaser may sell

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       Purchase Shares in compliance with Rule 144, if requested by the
       Purchaser at least five Business Days prior to such date (any such request to be made no more often than once every 30 days), the Company shall cause to be delivered to the Purchaser by counsel for the Company as shall be designated by the Company and shall be reasonably acceptable to the Purchaser, the favorable opinion of such counsel for the Company, dated as of such date, the form of which is attached as Exhibit A.

       (viii) On the date of any resale of Purchase Shares by the Purchaser or any of its affiliates following the date on which the Transfer Restrictions shall have terminated and prior to the first date on which the Purchaser may sell Purchase Shares in compliance with Rule 144, if requested by the Purchaser at least five Business Days prior to such date (any such request to be made no more often than once every 30 days), the Company shall cause to be delivered to the Purchaser by the Chairman of the Board, Chief Executive Officer or President of the Company and the Chief Financial Officer or Chief Accounting Officer of the Company, a certificate of such person dated as of such date, to the effect that:

                     (A) for the period from and after the date of the last SEC Filing and prior to the proposed date of sale of the Purchase Shares, there has not occurred any Material Adverse Change;

                     (B) the representations and warranties of the Company set forth in this Purchase Agreement are true and correct as of such date; and

                     (C) the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

       (ix) On the date of any resale of Purchase Shares by the Purchaser or any of its affiliates following the date on which the Transfer Restrictions shall have terminated and prior to the first date on which the Purchaser may sell Purchase Shares in compliance with Rule 144, if requested by the Purchaser at least five Business Days prior to such date (any such request to be made no more often than once every 30 days), the Company shall cause to be delivered to the Purchaser and counsel for the Purchaser such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and delivery of the Common Stock as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements herein contained.

       (x) In connection with any proposed resale of Purchase Shares by the Purchaser or any of its affiliates following the date on which the Transfer Restrictions shall have terminated and prior to the first date on which the Purchaser may sell Purchase Shares in compliance with Rule 144, the Company shall afford to the Purchaser a reasonable opportunity to conduct a due diligence investigation with respect to the Company customary in scope for unregistered offerings of equity securities.

       (f) LIMITATION ON STOCK REPURCHASES. The Company shall not repurchase any shares of Common Stock if, as a result of such purchase, the number of Second Tranche Shares would be equal to or greater than 4.7% of the number of outstanding shares of Common Stock.

       (g) SOLVENCY. The Company is solvent and able to pay its debts as they come due, with assets having a fair value greater than the amount of the Company's liabilities and with capital sufficient to carry on the businesses in which it engages.

       (h) EXPENSES. The Company agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including without limitation (i) all expenses incident to the issuance and delivery of Common Stock (including all printing and engraving costs), (ii) all fees and expenses of the registrar and transfer agent of the Common Stock, (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and delivery of the Purchase Shares to the Purchaser and (iv) all fees and expenses of the Company's counsel, independent public or certified public accountants and other advisors. The Purchaser shall pay the fees and expenses of counsel for the Purchaser and its affiliates incurred in connection with the transactions contemplated by this Purchase Agreement.

       SECTION 4.  INDEMNIFICATION AND CONTRIBUTION.

       (a) INDEMNIFICATION. (i) The Company agrees to indemnify and hold harmless each of the BofA Indemnified Parties, their respective officers and employees, and each person, if any, who controls any BofA Indemnified Party within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such BofA Indemnified Party or such controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based (A) upon any untrue statement or alleged untrue statement of a material fact contained in the SEC Filings, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (B) in whole or in part upon any inaccuracy in the representations and warranties of the Company contained herein; or (C) in whole or in part upon any failure of the Company to perform its obligations hereunder or under law; or (D) upon any act or failure to act or any alleged act or failure to act by any BofA Indemnified Person in connection with, or relating in any manner to, the Common Stock or the transactions contemplated hereby (including the resale of Purchaser Shares by the Purchaser or its affiliates in compliance with the

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Transfer Restrictions and the Securities Act), to the extent that such loss, claim, damage, liability or action arises out of or is based upon any matter covered by clause (A) above; provided that the Company shall not be liable under this clause (D) to the extent that a court of competent jurisdiction shall have determined by a final judgment that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such BofA Indemnified Party through its gross negligence, bad faith or willful misconduct; and to reimburse each BofA Indemnified Person and each such controlling person for any and all expenses (including the reasonable fees and disbursements of one counsel chosen by the Purchaser or such BofA Indemnified Person) as such expenses are reasonably incurred by such BofA Indemnified Person or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The indemnity agreement set forth in this Section 4(a)(i) shall be in addition to any liabilities that the Company may otherwise have.

       (ii)   Promptly after receipt by an indemnified party under this
       Section 4(a) of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 4(a), notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 4(a) or to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 4(a) for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (A) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel), approved by the indemnifying party, representing the indemnified parties who are parties to such action) or (B) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

              (iii) The indemnifying party under this Section 4(a) shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

       (b) (i) If the indemnification provided for in Section 4(a) is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (A) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the BofA Indemnified Parties, on the other hand, from the transactions contemplated by this Purchase Agreement or (B) if the allocation provided by clause (A) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (A) above but also the relative fault of the Company, on the one hand, and the BofA Indemnified Parties, on the other hand, in connection with the statements or omissions or inaccuracies in the representations and warranties herein that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the BofA Indemnified Parties, on the other hand, in connection with the transactions contemplated by this Purchase Agreement shall be deemed to be the aggregate Purchase Price paid hereunder.
The relative fault of the Company, on the one hand, and the BofA Indemnified Parties, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact or any such inaccurate or alleged inaccurate representation or warranty relates to information supplied by the Company, on the one hand, or the Purchaser, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

       (ii) The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in
       Section 4(a)(ii), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 4(a)(ii) with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 4(b); provided that no additional notice shall be required with respect to any action for which notice has been given under Section 4(a)(ii) for purposes of indemnification.

       (iii) The Company and the Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 4(b) were determined by PRO RATA allocation (even if the BofA Indemnified Parties were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 4(b).

       (iv) Notwithstanding the provisions of this Section 4(b), the Purchaser shall not be required to contribute any amount in excess of the amount (if any) by which (x) the amount by which the aggregate nine-month forward price of the Purchase Shares exceeds the aggregate Purchase Price, exceeds (y) the amount of any damages that the Purchaser has otherwise been required to pay in connection herewith. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 4(b), each officer and employee of a BofA Indemnified Person and each person, if any, who controls a BofA Indemnified Person within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such BofA Indemnified Person, and each person, if any, who controls the Company with the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company.

Section 5.  TRANSFER RESTRICTIONS AND VOTING AGREEMENT.

       Prior to the earlier of (i) the expiration or earlier termination of the put options to be granted by the Company to the Purchaser pursuant to a letter agreement to be dated on or about October 25, 1999 (the "PUT OPTION") or the call options to be granted by the Purchaser to the Company pursuant to a letter agreement to be dated on or around October 25, 1999 (the "CALL OPTION") and (ii) any default by the Company under either the Put Option or the Call Option, (x) the Purchaser shall not sell or transfer any of the Second Tranche Shares to any party other than a wholly-owned subsidiary of the Purchaser and (y) all Second Tranche Shares shall be voted by the holder thereof on any matter submitted for a vote (or consent) of the Company's stockholders in proportion to the votes cast by the holders of the Common Stock other than the Purchaser and its affiliates.

Section 6.  GOVERNING LAW.

       THIS PURCHASE AGREEMENT SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW RULES THEREOF.

Section 7.  ASSIGNMENT AND TRANSFER.

       The rights and duties under this Purchase Agreement may not be assigned or transferred by either party hereto without the prior written consent of the other party hereto; provided that the Purchaser may assign any of its rights or duties hereunder to any of its wholly-owned subsidiaries without the prior written consent of the Company.

Section 8.  NOTICES.

       Unless otherwise specified, notices under this contract may be made by telephone, to be confirmed in writing to the address below. Changes to the information below must be made in writing.

       (a)    If to the Company:
                BJ Services Company
                5500 Northwest Central Drive
                Houston, Texas 77092
                Attn: Vice President Treasurer
                Telephone:    713-895-5847
                Facsimile:    713-895-3420

       (b)    If to the Purchaser:

                Bank of America, N.A.
                c/o NationsBanc Montgomery Securities LLC
                9 W. 57th Street
                New York, NY 10019
                Attn: Michael Elgarten
                Telephone:    (212) 583-8173
                Facsimile:    (212) 583-8457

Section 9. THIRD PARTY BENEFICIARIES. No provision of this Purchase Agreement is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

       Please confirm your agreement to the foregoing by signing and returning to us the enclosed duplicate of this Purchase Agreement.

                                        Very truly yours,

                                        BANK OF AMERICA, N.A.


                                        By:  /S/ William Caccamise
                                        ---------------------------------
                                        Name: William Caccamise
                                        Title: Managing Director



Acknowledged and agreed to as of
the date first above written,

BJ SERVICES COMPANY


By:  /s/ T. M. Whichard
-----------------------------------
Name: T. M. Whichard
Title: Vice President and Treasurer

                                                                        ANNEX A

                                EQUITY REPRESENTATIONS

       (a) The Purchase Shares have been duly authorized for issuance and delivery pursuant to this Purchase Agreement and, when issued and delivered by the Company pursuant to this Purchase Agreement, will be validly issued, fully paid and nonassessable.

       (b) Deloitte & Touche, who have expressed their opinion with respect to the financial statements (which term as used in this Purchase Agreement includes the related notes thereto) and supporting schedules, if any, filed with the Commission as a part of the most recent applicable SEC Filings are independent public or certified public accountants as required by the Exchange Act.

       (c) The financial statements filed with the Commission as a part of the most recent applicable SEC Filings present fairly the consolidated financial position of the Company and its subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods specified. The supporting schedules, if any, included in the most recent applicable SEC Filings present fairly the information required to be stated therein. Such financial statements and supporting schedules, if any, have been prepared in conformity with generally accepted accounting principles as applied in the United States applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. No other financial statements or supporting schedules are required to be included in any SEC Filing made since October 1, 1998.

       (d) Except as otherwise disclosed in the most recent applicable SEC Filings and except for the transactions contemplated in connection with the Purchase Agreement, since the date of the Company's most recent audited financial statements included in the SEC Filings: (i) there has been no Material Adverse Change; and (ii) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business.

       (e) The Company and each of its material subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and has corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted and, in the case of the Company, to enter into and perform its obligations under this Purchase Agreement, except, in the case of such subsidiaries, for such jurisdictions and with respect to such properties and business, where the failure to be in good standing or have such corporate powers and authority would not, individually or in the aggregate, result in a Material Adverse Change. Each of the Company and each of its subsidiaries is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change. Except as previously disclosed by the Company to the Purchaser in writing, except for directors' qualifying shares, and except as would not, individually or in the aggregate, result in a Material Adverse Change, all of the issued and outstanding capital stock of each subsidiary has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim

       (f) All of the issued and outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with federal and state securities laws. The Common Stock conforms in all material respects to the description thereof contained in the most recent applicable SEC Filings. None of the outstanding shares of Common Stock were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries other than those accurately described in the most recent applicable SEC Filings. Except as previously disclosed by the Company to the Purchaser in writing, the description of the Company's stock option, stock bonus and other stock plans or arrangements set forth in the most recent applicable SEC Filings accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

       (g) The SEC Filings made since October 1, 1998, as of their respective filing dates, did not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

       (h) Neither the Company nor any of its subsidiaries is in violation of its charter or by-laws or is in default (or, with the giving of notice or lapse of time, would be in default) ("DEFAULT") under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject (each, an "EXISTING INSTRUMENT"), except for such Defaults as would not, individually or in the aggregate, result in a Material Adverse Change. The Company's execution, delivery and performance of this Purchase Agreement and consummation of the transactions contemplated hereby (i) have been duly authorized by all necessary corporate action and will not result in any violation of the provisions of the charter or by-laws of the Company or any subsidiary, (ii) will not conflict with or constitute a breach of, or a Default or a Debt Repayment Triggering Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument, except for such conflicts, breaches, Defaults, liens, charges or encumbrances as would not, individually or in the aggregate, result in a Material Adverse Change and (iii) will not result in any violation of any material law, administrative regulation or administrative or court decree applicable to the Company or any subsidiary. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Company's execution, delivery and performance of this Purchase Agreement and consummation of the transactions contemplated hereby or thereby, except such as have been or will be obtained or made by the Company and are in full force and effect under the Securities Act, applicable state securities or blue sky laws and from the National Association of Securities Dealers, Inc. As used herein, a "DEBT REPAYMENT TRIGGERING EVENT" means any event or condition that gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

       (i) Except as otherwise disclosed in the most recent applicable SEC Filings, there are no legal or governmental actions, suits or proceedings pending or, to the best of the Company's knowledge, threatened (i) against or affecting the Company or any of its subsidiaries, (ii) that has as the subject thereof any officer or director of, or property owned or leased by, the Company or any of its subsidiaries or (iii) relating to environmental or employment discrimination matters, where in any such case (A) there is a reasonable possibility that such action, suit or proceeding will be determined adversely to the Company or such subsidiary and (B) any such action, suit or proceeding, if so determined adversely, would reasonably be expected to result in a Material Adverse Change or adversely affect the consummation of the transactions contemplated by this Purchase Agreement. Except as otherwise disclosed in the most recent applicable SEC Filings, no material labor dispute with the employees of the Company or any of its subsidiaries exists or, to the best of the Company's knowledge, is threatened or imminent.

       (j) The Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the "INVESTMENT COMPANY ACT"). The Company is not, and after receipt of payment for the Purchase Shares and the consummation of the transactions contemplated hereby will not be, an "investment company" within the meaning of Investment Company Act and will conduct its business in a manner so that it will not become subject to the

Investment Company Act.

       (k) The Company has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of any shares of Common Stock delivered hereunder.

       (l) There are no business relationships or related-party transactions involving the Company or any subsidiary or any other person required to be described in the SEC Filings made since October 1, 1998 that have not been described as required.

                                                                      EXHIBIT A

                              FORM OF OPINION OF COUNSEL


              (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

              (ii) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted and to enter into and perform its obligations under the Purchase Agreement.

              (iii) The authorized, issued and outstanding capital stock of the Company conform to the descriptions thereof set forth in the most recent applicable SEC Filings, except as set forth in Schedule I with respect to exercises of options. The form of certificate used to evidence the Common Stock is in due and proper form and complies with all applicable requirements of the charter and by-laws of the Company and the General Corporation Law of the State of Delaware.

              (iv) No stockholder of the Company or any other person has any preemptive right, right of first refusal or other right similar to a preemptive right or a right of first refusal to subscribe for or purchase securities of the Company arising (A) by operation of the charter or by-laws of the Company or of the State of Delaware or (B) to the best knowledge of such counsel, otherwise. (1)

              (v) The Purchase Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, except as rights to indemnification and contribution thereunder may be limited by applicable law and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

              (vi) The Purchase Shares have been duly authorized for issuance and delivery pursuant to the Purchase Agreement and, when issued and delivered by the Company pursuant to the Purchase Agreement against payment of the consideration set forth therein, will be validly issued, fully paid and

--------------------------------
              (1) Note that the opinion will contain a reference to the "poison pill" provisions contained in the Company's shareholder rights agreement.

       nonassessable.(2)

               (vii) To the best knowledge of such counsel, there are no legal or governmental actions, suits or proceedings pending or threatened that are required to be disclosed in any SEC Filing, other than those disclosed therein.

               (viii) No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental authority or agency, is required for the Company's execution, delivery and performance of the Purchase Agreement and consummation of the transactions contemplated thereby.

               (ix) The execution and delivery of the Purchase Agreement by the Company and the performance by the Company of its obligations thereunder (A) have been duly authorized by all necessary corporate action on the part of the Company; (B) will not result in any violation of the provisions of the charter or by-laws of the Company or any subsidiary; (C) to the best knowledge of such counsel, will not constitute a breach of, or Default or a Debt Repayment Triggering Event under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any material agreement for borrowed money to which the Company or any of its subsidiaries is a party or by which the Company's or any of its subsidiaries' assets are bound; or (D) to the best knowledge of such counsel, will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company or any subsidiary (it being understood that such counsel shall express no opinion with regard to the Commodity Exchange Act, since such counsel is unfamiliar with the provisions of such Act).

               (x) The Company is not, and after receipt of payment for the Purchase Shares and the consummation of the transactions contemplated by the Purchase Agreement will not be, an "investment company" within the meaning of Investment Company Act.

               (xi) To the best knowledge of such counsel, neither the Company nor any subsidiary is in violation of its charter or by-laws or any law, administrative regulation or administrative or court decree applicable to the Company or any subsidiary or is in Default in the performance or observance of any obligation, agreement, covenant or condition contained in any material agreement for

-----------------------------------

               (2) Note that the opinion will contain a reference to the Put Option and the Call Option.

       borrowed money to which the Company or any of its subsidiaries is a party or by which the Company's or any of its subsidiaries' assets are bound, except in each such case for such violations or Defaults as would not, individually or in the aggregate, result in a Material Adverse Change.

               (xii) Each SEC Filing made since October 1, 1998, as of its date (other than the financial statements and supporting schedules included or incorporated by reference therein or in exhibits to or excluded from such SEC Filing, as to which no opinion need be rendered) complied as to form in all material respects with the applicable requirements of the Exchange Act.

               (xiii) To the best knowledge of such counsel, there are no agreements for borrowed money to which the Company or any of its subsidiaries is a party or by which the Company's or any of its subsidiaries' assets are bound required to be described or referred to in any SEC Filing or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto; and the descriptions thereof and references thereto are correct in all material respects.

               In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Company at which the contents of each SEC Filing and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in such SEC Filings, and any supplements or amendments thereto, on the basis of the foregoing, nothing has come to their attention that would lead them to believe that such SEC Filing, as of its date or (taken as a whole together with all other SEC Filings) as of the date of such opinion, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief as to the financial statements or schedules or other financial or statistical data derived therefrom, included or incorporated by reference in any SEC Filing).

                                                               EXHIBIT B


                             [PURCHASER LETTERHEAD]

                                                               [DATE]



     BANK OF AMERICA, N.A.
     C/O NATIONSBANC MONTGOMERY SECURITIES LLC
     9 W. 57TH STREET
     NEW YORK, NY 10019


Ladies and Gentlemen:

          In connection with the sale to, and the purchase by, [ ] (the "Purchaser"), of [ ] shares (the "Shares") of common stock (the Common Stock"), of BJ Services from Banc of America Securities LLC (the "Seller"), we hereby represent and warrant to you as follows:

          (i) The Shares are being acquired by the Purchaser for its own account, not as a nominee or agent, for investment and not with a view to resale or distribution within the meaning of the Securities Act of 1933, as amended (the "1933 Act"), and the rules and regulations thereunder, and the Purchaser will not distribute the Shares in violation or contravention of any applicable securities laws.

          (ii) The Purchaser acknowledges that (a) the Shares are not registered under the 1933 Act, (b) the Shares will not be transferable unless so registered or unless an exemption from such registration is applicable and (c) the certificates representing the Shares will bear a legend substantially in the following form:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THESE SHARES UNDER THE SECURITIES ACT OF 1933 OR AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SAID ACT. NO TRANSFER OF THE SHARES WILL BE MADE ON THE BOOKS OF THE COMPANY UNLESS ACCOMPANIED BY EVIDENCE OF COMPLIANCE WITH THESE RESTRICTIONS."

          (iii) The Purchaser represents and warrants to the Seller, that the Purchaser (i) is an "accredited investor" as such term is defined in Regulation D under the 1933 Act and is financially able to purchase the Shares, (ii) is fully capable of understanding the type of investment being made by its purchase of the Shares pursuant to this Agreement and the risks involved in connection therewith, (iii) believes that the nature of the Shares is consistent with its overall investment programs and financial position, (iv) recognizes that there are substantial risks involved in its purchase of the Shares, (v) is capable of bearing the economic risk of its investment for an indefinite period of time and can afford a complete loss of its investment, (vi) has adequate means of providing for its current liquidity needs, (vii) has no need for liquidity of its investment, (viii) is not expecting any short term income from its investment and (ix) has no reason to anticipate any change in its circumstances, financial or otherwise, that may cause or require any sale of the Shares.

          (iv) The Purchaser acknowledges that it has had the opportunity to ask questions of and receive answers from officers and directors of the Seller concerning the business, financial condition and prospects of the Issuer; and the Purchaser has received to its satisfaction, such additional information about the business, financial condition and prospects of the issuer, as it has requested. At no time was the Purchaser presented with or solicited by or through any public advertising or general solicitation.

          (v) The Purchaser has received no representations or warranties from the Seller or its officers, directors, employees, or agents, or any other person and, in making the proposed investment decision, the Purchaser is relying solely on its own investigations.


                              Yours truly,

                              [PURCHASER]


                              By:  ____________________________
                              Name:
                              Title:

October 27, 1999

To: BJ Services Company
5500 Northwest Central Drive
Houston, TX 77092
Attn. Vice President - Treasury
Telephone: 713-895-5847
Facsimile:  713-895-3420

From: Bank of America, N.A.
c/o Banc of America Securities LLC
9 West 57th Street, 40th floor
New York, NY 10019
Telephone: 212-583-8373
Facsimile:  212-847-5124

Re: Share Option Transaction

Reference: NY-2966C


       The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between BANK OF AMERICA, N.A., ("BofA") and BJ SERVICES COMPANY ("Counterparty") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

       The definitions and provisions contained in the 1996 ISDA Equity Derivatives Definitions (the "Equity Definitions"), as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the Equity Definitions and this Confirmation, this Confirmation shall govern. This Confirmation evidences a complete binding agreement between the Counterparty and BofA as to the terms of the Transaction to which this Confirmation relates.

       Each party is hereby advised, and each such party acknowledges, that the other party has engaged in, or refrained from engaging in, substantial financial transactions and has taken other material actions in reliance upon the parties' entry into the Transaction to which this Confirmation relates on the terms and conditions set forth below.

1. If the Counterparty and BofA have entered into an ISDA Master Agreement (the "Agreement"), then this Confirmation supplements, forms a part of, and is subject to, that Agreement, as amended and supplemented from time to time. All provisions contained in the Agreement govern this Confirmation except as expressly modified below. If the Counterparty and BofA have not entered into an ISDA Master Agreement, then they agree to use all reasonable efforts to promptly negotiate, execute and deliver an agreement in the form of the ISDA Master Agreement (Multicurrency-Cross Border) (the "ISDA Form"), with such modifications as the Counterparty and BofA will in good faith agree. Upon the execution of such an agreement, this Confirmation will supplement, form a part of, and be subject to, that agreement. All provisions contained or incorporated by reference in that agreement upon its execution will govern this Confirmation except as expressly modified below. Until the parties execute and deliver that agreement, this Confirmation, together with all other documents relating to the ISDA Form (each a "Confirmation") confirming transactions (each a "Transaction") entered into between us (notwithstanding anything to the contrary in a Confirmation), shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Form as if we had executed an agreement in such form (but without any Schedule) on the Trade Date of the first such Transaction between us (such agreement, or the ISDA Form, hereinafter the "Agreement"). In the event of any inconsistency between the provisions of the agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms

       Trade Date:                        October 25, 1999

       Option Style:                      European

       Option Type:                       Call

       Seller:                            BofA

       Buyer:                             Counterparty

       Shares: The common stock of BJ Services Company (the "Issuer") (Exchange symbol "BJS")

       Number of Options:                 1,078,000

       Option Entitlement:                One Share per Option

       Strike Price:                      U.S. $37.0091

       Premium:                           U.S. $1,156,155.00

       Premium Payment Date:              October 27, 1999

       Exchange(s):                       New York Stock Exchange

       Related Exchange(s):               The principal exchange(s) for options
                                          contracts or futures contracts, if
                                          any, with respect to the Shares

Procedure for Exercise:

       Expiration Time:                   At the close of trading on the
                                          Exchange

       Expiration Date:                   April 19, 2000

       In-the-Money:                      That the Reference price is greater
                                          than the Strike Price

       Automatic Exercise:                Applicable

       Valuation Date:                    The Expiration Date

       For the avoidance of doubt, the first two lines of Section 4.3(a) of the Equity Definitions are amended to read: 'Section 4.3 Market Disruption Event. (a) "Market Disruption Event" in relation to a Physically-settled Option Transaction" means:'

       Reference Price:                   The closing price per Share on the
                                          Exchange at the Valuation Time on the
                                          Valuation Date

       Seller's Telephone

       Number and Facsimile Number
       and Contact Details for Purpose    Telephone No.: 212-583-8373
       of Giving Notice:                  Telecopy No.: 212-583-8573

Settlement Terms:

       Physical Settlement:               Applicable

       Failure to Deliver:                Applicable

Adjustments:

       Method of Adjustment:              Calculation Agent Adjustment

Extraordinary Events:

       Consequences of Merger Events

       (a)    Share-for-Share:            Alternative Obligation

       (b)    Share-for-Other:            Cancellation and Payment

       (c)    Share-for-Combined:         Cancellation and Payment

Nationalization or Insolvency:            Negotiated Close-out

3.     Calculation Agent:                 BofA

4.     Accounts Details:

               Payments to BofA:

               Pay to: Bank of America, N.A.
               F/A/O: Equity Derivatives - Bank
               Account No. : 0659795652
               Routing No. : 053000196


               Payments to Counterparty:

               Please provide to expedite payment.


5.     Offices:

       (a)    The Office of BofA for the Transaction is: Charlotte

              Address and phone numbers for Notices:
              c/o Banc of America Securities LLC
              9 West 57th Street, 40th floor
              New York, NY 10019
              Telephone: 212-583-8373
              Facsimile:  212-583-8573

       (b)    The Office of the Counterparty for the Transaction is:
              Inapplicable. Counterparty is not a Multibranch Party.

       Address and phone numbers for Notices:
       5500 Northwest Central Drive
       Houston, TX 77092
       Attn. Vice President - Treasury
       Telephone: 713-895-5847
       Facsimile:  713-895-3420


6.     Other Provisions

       (a) NON-RELIANCE. It is acting for its own account, and it has made its own independent decision to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. It has not received from the other party any assurance or guarantee as to the expected results of this Transaction.

       (b) DESIGNATION BY BOFA. Notwithstanding any other provision in this Confirmation to the contrary requiring or allowing BofA to purchase, sell, receive or deliver any shares or other securities to or from the Counterparty, BofA may designate any of its affiliates to purchase, sell, receive or deliver such shares or other securities and otherwise to perform BofA obligations in respect of this Transaction and any such designee may assume such obligations. BofA shall be discharged of its obligations to the Counterparty to the extent of any such performance.

       (c) RISK MANAGEMENT. It has entered into this Transaction for the purpose of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with its line of business.

       (d) EVALUATION AND UNDERSTANDING. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction. It is also capable of assuming, and assumes, the financial and other risks of this Transaction.

       (e) STATUS OF PARTIES. The other party is not acting as a fiduciary or an advisor for it in respect of this Transaction.

       (f) NO INFORMATION. The Counterparty represents and warrants that it and its affiliates are not entering into the Transaction on the basis of any material non-public information with respect to the Shares.

       (g) PRIVATE PLACEMENT. Each of Counterparty and BofA represents that it (A) is an "accredited investor" within the meaning of Rule 501(a) under the Securities Act of 1933 (the "Securities Act"),
              (B) is acquiring the instruments described in the Transaction for its own account, and not with a view to distribution and (C) understands and acknowledges that the Transaction has not and will not be registered under the Securities Act.

       (h) PAYMENTS UPON CERTAIN EXTRAORDINARY EVENTS. Section 9.7(b)(i) of the Equity Definitions is amended by deleting the words "two-year" in the second line and replacing them with the words "180 calendar day".

       (i) CONDITIONS OF EFFECTIVENESS. If the purchase of the First Tranche Shares (as defined in the Purchase Agreement dated October 25, 1999 between BofA and the Counterparty) is not successfully closed, then this Transaction shall be of no effect and no financial compensation shall be due either party.

       Please confirm your acceptance and agreement with the foregoing by immediately executing the copy of this Confirmation enclosed for that purpose and returning it to Bank of America, N.A. by facsimile at 212-847-5124.

       Very truly yours,

                                          BANK OF AMERICA, N.A.

                                          By:  /s/ William Caccamise
                                             -------------------------
                                          Authorized Signatory
                                          Name:  William Caccamise


       Confirmed
       as of the date first above written:

       BJ SERVICES COMPANY

       By:  /s/ T. M. Whichard
          --------------------
       Authorized Signatory
       Name: T. M. Whichard

October 27, 1999

To: BJ Services Company
5500 Northwest Central Drive
Houston, TX 77092
Attn. Vice President - Treasury
Telephone: 713-895-5847
Facsimile:  713-895-3420

From: Bank of America, N.A.
c/o Banc of America Securities LLC
9 West 57th Street, 40th floor
New York, NY 10019
Telephone  212-583-8373
Facsimile:  212-847-5124

Re: Share Option Transaction

Reference: NY-2966P


       The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between BANK OF AMERICA, N.A., ("BofA") and BJ SERVICES COMPANY ("Counterparty") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

       The definitions and provisions contained in the 1996 ISDA Equity Derivatives Definitions (the "Equity Definitions"), as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the Equity Definitions and this Confirmation, this Confirmation shall govern. This Confirmation evidences a complete binding agreement between the Counterparty and BofA as to the terms of the Transaction to which this Confirmation relates.

       Each party is hereby advised, and each such party acknowledges, that the other party has engaged in, or refrained from engaging in, substantial financial transactions and has taken other material actions in reliance upon the parties' entry into the Transaction to which this Confirmation relates on the terms and conditions set forth below.

1. If the Counterparty and BofA have entered into an ISDA Master Agreement (the "Agreement"), then this Confirmation supplements, forms a part of, and is subject to, that Agreement, as amended and supplemented from time to time. All provisions contained in the Agreement govern this Confirmation except as expressly modified below. If the Counterparty and BofA have not entered into an ISDA Master Agreement, then they agree to use all reasonable efforts to promptly negotiate, execute and deliver an agreement in the form of the ISDA Master Agreement (Multicurrency-Cross Border) (the "ISDA Form"), with such modifications as the Counterparty and BofA will in good faith agree. Upon the execution of such an agreement, this Confirmation will supplement, form a part of, and be subject to, that agreement. All provisions contained or incorporated by reference in that agreement upon its execution will govern this Confirmation except as expressly modified below. Until the parties execute and deliver that agreement, this Confirmation, together with all other documents relating to the ISDA Form (each a "Confirmation") confirming transactions (each a "Transaction") entered into between us (notwithstanding anything to the contrary in a Confirmation), shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Form as if we had executed an agreement in such form (but without any Schedule) on the Trade Date of the first such Transaction between us (such agreement, or the ISDA Form, hereinafter the "Agreement"). In the event of any inconsistency between the provisions of the agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms

       Trade Date:                        October 25, 1999

       Option Style:                      European

       Option Type:                       Put

       Seller:                            Counterparty

       Buyer:                             BofA

       Shares: The common stock of BJ Services Company (the "Issuer") (Exchange symbol "BJS")

       Number of Options:                 1,078,000

       Option Entitlement:                One Share per Option

       Strike Price:                      U.S. $37.0091

       Premium:                           U.S. $2,312,310.00

       Premium Payment Date:              October 27, 1999

       Exchange(s):                       New York Stock Exchange

       Related Exchange(s):               The principal exchange(s) for options
                                          contracts or futures contracts, if
                                          any, with respect to the Shares

Procedure for Exercise:

       Expiration Time:                   At the close of trading on the
       Exchange

       Expiration Date:                   April 19, 2000

       In-the-Money:                      That the Reference Price is less than
                                          the Strike Price

       Automatic Exercise:                Applicable

       Valuation Date:                    The Expiration Date

       Valuation Time                     The Expiration Time

       For the avoidance of doubt, the first two lines of Section 4.3(a) of the Equity Definitions are amended to read: 'Section 4.3 Market Disruption Event. (a) "Market Disruption Event" in relation to a Physically-settled Option Transaction" means:'

       Reference Price:                   The closing price per Share on the
                                          Exchange at the Valuation Time on the
                                          Valuation Date

       Seller's Telephone
       Number and Facsimile Number        Vice President - Treasury
       and Contact Details for Purpose    Telephone. 713-895-5847
       of Giving Notice:                  Facsimile:  713-895-3420

Settlement Terms:

       Physical Settlement:               Applicable

       Failure to Deliver:                Applicable

Adjustments:

       Method of Adjustment:              Calculation Agent Adjustment

Extraordinary Events:

       Consequences of Merger Events

       (a)    Share-for-Share:            Alternative Obligation

       (b)    Share-for-Other:            Cancellation and Payment

       (c)    Share-for-Combined:         Cancellation and Payment

Nationalization or Insolvency:            Negotiated Close-out

3.     Calculation Agent:                 BofA

4.     Accounts Details:

            Payments to BofA:

            Pay to: Bank of America, N.A.
            F/A/O: Equity Derivatives - Bank
            Account No. : 0659795652
            Routing No. : 053000196


            Payments to Counterparty:

            Please provide to expedite payment.


5.     Offices:

       (a)  The Office of BofA for the Transaction is: Charlotte

            Address and phone numbers for Notices:
            c/o Banc of America Securities LLC
            9 West 57th Street, 40th floor
            New York, NY 10019
            Telephone: 212-583-8373
            Facsimile:  212-583-8573

       (b) The Office of the Counterparty for the Transaction is: Inapplicable. Counterparty is not a Multibranch Party.

            Address and phone numbers for Notices:
            5500 Northwest Central Drive
            Houston, TX 77092
            Attn. Vice President - Treasury
            Telephone: 713-895-5847
            Facsimile:  713-895-3420


6.     Other Provisions

       (a) NON-RELIANCE. It is acting for its own account, and it has made its own independent decision to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. It has not received from the other party any assurance or guarantee as to the expected results of this Transaction.
       (b) DESIGNATION BY BOFA. Notwithstanding any other provision in this Confirmation to the contrary requiring or allowing BofA to purchase, sell, receive or deliver any shares or other securities to or from the Counterparty, BofA may designate any of its affiliates to purchase, sell, receive or deliver such shares or other securities and otherwise to perform BofA obligations in respect of this Transaction and any such designee may assume such obligations. BofA shall be discharged of its obligations to the Counterparty to the extent of any such performance.
       (c) RISK MANAGEMENT. It has entered into this Transaction for the purpose of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with its line of business.
       (d) EVALUATION AND UNDERSTANDING. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction. It is also capable of assuming, and assumes, the financial and other risks of this Transaction.
       (e) STATUS OF PARTIES. The other party is not acting as a fiduciary or an advisor for it in respect of this Transaction.
       (f) NO INFORMATION. The Counterparty represents and warrants that it and its affiliates are not entering into the Transaction on the basis of any material non-public information with respect to the Shares.
       (g) PRIVATE PLACEMENT. Each of Counterparty and BofA represents that it (A) is an "accredited investor" within the meaning of Rule 501(a) under the Securities Act of 1933 (the "Securities Act"),
            (B) is acquiring the instruments described in the Transaction for its own account, and not with a view to distribution and (C) understands and acknowledges that the Transaction has not and will not be registered under the Securities Act.
       (h) PAYMENTS UPON CERTAIN EXTRAORDINARY EVENTS. Section 9.7(b)(i) of the Equity Definitions is amended by deleting the words "two-year" in the second line and replacing them with the words "180 calendar day".
       (i) CONDITIONS OF EFFECTIVENESS. If the purchase of the First Tranche Shares (as defined in the Purchase Agreement dated October 25, 1999 between BofA and the Counterparty) is not successfully closed, then this Transaction shall be of no effect and no financial compensation shall be due either party.

       Please confirm your acceptance and agreement with the foregoing by immediately executing the copy of this Confirmation enclosed for that purpose and returning it to Bank of America, N.A. by facsimile at 212-847-5124.



                                        Very truly yours,

                                        BANK OF AMERICA, N.A.

                                        By: /s/ William Caccamise
                                           ----------------------------
                                        Authorized Signatory
                                        Name:  William Caccamise


Confirmed
as of the date first above written:

BJ SERVICES COMPANY

By: /s/ T. M. Whichard
   ------------------------
Authorized Signatory
Name: T. M. Whichard

October 27, 1999

To: BJ Services Company
5500 Northwest Central Drive
Houston, TX 77092
Attn. Vice President - Treasury
Telephone: 713-895-5847
Facsimile:  713-895-3420

From: Bank of America, N.A.
Equity Financial Products
c/o Banc of America Securities  LLC
9 West 57th Street, 40th floor
New York, NY 10019
Telephone: 212-583-8373
Facsimile:  212-847-5124

Re: Issuer Share Option Transaction

Reference: NY-2968

       The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between BANK OF AMERICA, N.A., ("BofA") and BJ SERVICES COMPANY ("Counterparty") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

       The definitions and provisions contained in the 1996 ISDA Equity Derivatives Definitions (the "Equity Definitions"), as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the Equity Definitions and this Confirmation, this Confirmation shall govern. This Confirmation evidences a complete binding agreement between the Counterparty and BofA as to the terms of the Transaction to which this Confirmation relates.

       Each party is hereby advised, and each such party acknowledges, that the other party has engaged in, or refrained from engaging in, substantial financial transactions and has taken other material actions in reliance upon the parties' entry into the Transaction to which this Confirmation relates on the terms and conditions set forth below.

1. If the Counterparty and BofA have entered into an ISDA Master Agreement (the "Agreement"), then this Confirmation supplements, forms a part of, and is subject to, that Agreement, as amended and supplemented from time to time. All provisions contained in the Agreement govern this Confirmation except as expressly modified below. If the Counterparty and BofA have not entered into an ISDA Master Agreement, then they agree to use all reasonable efforts to promptly negotiate, execute and deliver an agreement in the form of the ISDA Master Agreement (Multicurrency-Cross Border) (the "ISDA Form"), with such modifications as the Counterparty and BofA will in good faith agree. Upon the execution of such an agreement, this Confirmation will supplement, form a part of, and be subject to, that agreement. All provisions contained or incorporated by reference in that agreement upon its execution will govern this Confirmation except as expressly modified below. Until the parties execute and deliver that agreement, this Confirmation, together with all other documents relating to the ISDA Form (each a "Confirmation") confirming transactions (each a "Transaction") entered into between us (notwithstanding anything to the contrary in a Confirmation), shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Form as if we had executed an agreement in such form (but without any Schedule) on the Trade Date of the first such Transaction between us (such agreement, or the ISDA Form, hereinafter the "Agreement"). In the event of any inconsistency between the provisions of the agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.

2. The terms of the particular Transactions to which this Confirmation relates are as follows:

General Terms:

        Trade Date:              October 25, 1999

        Option Style:            European

        Option Type:             Put

        Seller:                  Counterparty

        Buyer:                   BofA

        Shares: The common stock of BJ Services Company (the "Issuer") (Exchange symbol "BJS")

        Number of Options:       425,000

        Option Entitlement:      One Share per Option

        Multiple Exercise:       Inapplicable

        Strike Price:            U.S. $28.5132 per Share

        Premium: For valuable consideration in connection with the Options Transactions and the Purchase Agreement entered into on October 25, 1999

        Premium Payment Date:    Not Applicable

        Exchange:                The New York Stock Exchange

        Related Exchange(s):     Any exchange on which options contracts or
                                 futures contracts, if any, relating to the Shares are traded.

Procedure for Exercise:

        Exercise Date:           The Expiration Date, if on such date an Option
                                 is or is deemed to be exercised, unless there is a Market Disruption Event on that Date. If there is a Market Disruption Event on that day, then the Exercise Date shall be the first succeeding Exchange Business Day on which there is no Market Disruption Event, unless there is a Market Disruption Event on each of the five Exchange Business Days immediately following the original date that, but for the Market Disruption Event, would have been the Exercise Date. In that case, (a) that fifth
                                 Exchange Business Day shall be deemed to be the Exercise Date, notwithstanding the Market
                                 Disruption Event, and (b) the Calculation
                                 Agent shall determine the Reference Price on the basis of its good faith estimate of the trading value for the relevant Shares.

        Expiration Time:         The Valuation Time

        Expiration Date:         April 25, 2000

        Automatic Exercise:      Applicable; provided, however, that if Cash
                                 Settlement or Net Share Settlement is
                                 applicable, each Option not previously
                                 exercised will be deemed automatically
                                 exercised at the Expiration Time on the
                                 Exercise Date, unless BofA notifies
                                 Counterparty (by phone or in
                                 writing) prior to the Expiration Time on the Expiration Date that it does not wish Automatic
                                 Exercise to occur, and if Physical Settlement is applicable, "In-the-Money" shall mean that the Strike Price exceeds the Reference Price.

        Reference Price:         The closing  price per Share on the Exchange
                                 at the Valuation Time on the Valuation Date

        Valuation Time:          The close of trading on the Exchange

        Valuation Date:          The Exercise Date


For the avoidance of doubt, the first two lines of Section 4.3(a) of the Equity Definitions are amended to read: 'Section 4.3 Market Disruption Event.
(a) "Market Disruption Event" in relation to a Cash-settled Option Transaction or Physically-settled Option Transaction" means:'


Settlement Terms:

        Settlement:              Physical Settlement; provided, however, that
                                 the Counterparty may elect the method of settlement to be Cash Settlement, subject to the Additional Terms set forth in Section 3(a) herein, or Net Share Settlement, subject to the Additional Terms set forth in Section 3(b) herein; and provided further, that in the event that the Counterparty is prohibited on the Exercise Date from purchasing Shares pursuant to applicable law, then Cash
                                 Settlement shall be deemed applicable and Counterparty agrees to notify BofA in writing of such prohibition (which notice shall be irrevocable) not later than 12:00 p.m. (New
                                 York time) on the Exercise Date.

        PHYSICAL SETTLEMENT      Applicable,  subject  to  Additional Terms set
        TERMS:                   forth in Section 3(b) herein.

        Failure to Deliver:      Applicable

        3.   Additional Terms:

        (a)  Option to Cash      Counterparty shall have the right, but not the
        Settle:                  obligation, to cash settle the Transaction.
                                 If Counterparty elects such right,
                                 Counterparty will execute and deliver written notice specifying that Cash Settlement applies to the Transaction on any Currency Business
                                 Day that is at least three Currency Business
                                 Days prior to the Expiration Date.  Once Cash
                                 Settlement is elected with respect to a
                                 Transaction, such election shall be
                                 irrevocable.

        CASH SETTLEMENT TERMS:

        Cash Settlement:         If Cash Settlement is applicable, Seller shall
                                 pay to Buyer the Cash Settlement Amount, if any, on the Cash Settlement Payment Date for all Options exercised or deemed exercised.

        Cash Settlement Amount:  An amount, as calculated by the Calculation
                                 Agent, equal to the number of Options
                                 exercised on the Exercise Date multiplied by the Option Entitlement multiplied by the Strike Price Differential.

        Cash Settlement          Three Currency Business Days after the
        Payment Date:            Valuation Date.

        Strike Price             An amount equal to the greater of the (i)
        Differential:            excess of the Strike Price over the Reference
                                 Price and (ii) zero

        (b)  Option to Net       Counterparty shall have the right, but not the
        Share Settle:            obligation, to net share settle the
                                 Transaction. If Counterparty elects such right, Counterparty will execute and deliver written notice specifying that Net Share
                                 Settlement applies to the Transaction on any Currency Business Day that is at least fifteen
                                 (15) Currency Business Days prior to the
                                 Expiration Date. Once Net Share Settlement is elected with respect to a Transaction, such election shall be irrevocable

        MANDATORY PHYSICAL       If the Options are exercised and if the
        SETTLEMENT               Counterparty shall have elected Cash
                                 Settlement or Net Share Settlement in
                                 accordance with the terms hereof, and any of the conditions of the Registration Rights
                                 Agreement and Shelf Registration provision hereof regarding registration have not been met on or prior to the dates specified herein, Counterparty shall have the obligation to settle the Transaction by Physical Settlement.

        Registration Rights      If this Transaction is settled in accordance
        Agreement and Shelf      with Section 3(b) hereof, the following
        Registration:            conditions must be met:

                                 (1)   Counterparty will enter into a
                                       Registration Rights Agreement with BofA
                                       in form and acceptance satisfactory to
                                       BofA  not later than the third Exchange
                                       Business Day after such election, which
                                       agreement will contain among other
                                       things, customary representations and
                                       warranties and indemnification and other rights relating to the registration of the Shares to be delivered pursuant to Net Share Settlement;

                                 (ii) Counterparty shall have made available to BofA for inspection all financial and other records, pertinent corporate documents, or other information reasonably requested by BofA in connection with such Registration Statement and BofA shall be satisfied in all material respects with the results of such due diligence investigation of Counterparty;

                                 (iii) The Shelf Registration (as hereinafter
                                       defined) shall have been declared
                                       effective by the Securities Exchange
                                       Commission not less than three (3)
                                       Exchange Business Days prior to the
                                       Expiration Date; and

                                 (iv)  Counterparty shall maintain the
                                       effectiveness of the Shelf Registration
                                       until all Shares delivered pursuant to
                                       Net Share Settlement have been sold by
                                       BofA.

                                 If any of the foregoing conditions regarding registration have not been met on or prior to the dates specified above, Physical Settlement shall apply for this Transaction. In addition, if the Shelf Registration has been declared effective, but it does not remain effective until all shares delivered pursuant to Net Share Settlement have been sold by BofA, BofA shall have the right to require that Counterparty repurchase any unsold Shares at a price per share equal to the Reference Price. "Shelf Registration" means a registration statement in form and substance reasonably satisfactory to BofA for an offering to be made on a continuous basis pursuant to Rule
                                 415 under the Securities Act of 1933, as amended, registering BofA's resale of not less than all the Shares delivered pursuant to Net Share

                                 Settlement, in the manner or manners designated by BofA.

        Make-whole Amount:       If  this  Transaction is settled in accordance
                                 with Section 3(b) hereof, the following shall apply:



                                 (i) If within ten (10) Exchange Business Days after the Settlement Date, BofA resells all or any portion of the Shares delivered to BofA in payment pursuant to Net Share Settlement and the net proceeds received by BofA upon resale of such Shares exceed the Net Share Settlement Amount (or if less than all of the Shares are resold, the applicable pro rata portion of the Net Share Settlement Amount), BofA shall promptly refund in cash such difference to the Counterparty.

                                 (ii)  In the event that such net proceeds
                                       received by BofA are less than the Net
                                       Share Settlement Amount (or if less than all of the Shares are resold, the applicable pro rata portion of the Net Settlement Amount), Counterparty shall pay in cash such difference (the "Make-whole Amount") to BofA promptly after receipt of notice thereof.

        NET SHARE SETTLEMENT
        TERMS:

        Net Share Settlement:    If Net Share Settlement is applicable,
                                 Counterparty shall deliver to BofA the Share
                                 Delivery Quantity on the Settlement Date (as such term is defined in Section 6.2 in the Equity Definitions) at the account specified hereto free of payment through the Clearance
                                 System.

        Share Delivery           A number of Shares, as calculated by the
        Quantity:                Calculation Agent, equal to the Net Share
                                 Settlement Amount divided by the Reference
                                 Price, plus cash in lieu of any fractional shares, provided that if the Reference Price is greater than or equal to the Strike Price, no Shares shall be so deliverable.

        Net Share Settlement     The product of (i) the Number of Options
        Amount:                  multiplied by (ii) the Option Entitlement
                                 multiplied by (iii) the Strike Price
                                 Differential.

        Failure to Deliver:      Applicable

Adjustments:

        Method of Adjustment:    Calculation Agent Adjustment


Extraordinary Events:


        Consequences of Merger
        Events:

        (a)  Share-for-Share:    Alternative Obligation

        (b)  Share-for-Other:    Cancellation and Payment

        (c)  Share-for-          Cancellation and Payment
        Combined:


Nationalization or Insolvency:   Cancellation and Payment

4.      Calculation Agent:        BofA

5.      Account Details:

        (a)    Account for       Pay to :
               payments to       FBA:
               Counterparty:     Further A/C #:


        Account for delivery of  Please Advise
        Shares to Counterparty:

        (b)    Account for       FedWire to:
        payments to BofA:        Bank of America, N.A. - Charlotte, NC
                                 Account #: 0659795652
                                 ABA #: 053-000-196
                                 For account of Equity Derivatives - Bank


7.      Offices:

        The Office of Counterparty for the Transaction is: Inapplicable, Counterparty is not a Multibranch Party.

        The Office of BofA for the Transaction is: Charlotte.

8.      Other Provisions:

        (a) NON-RELIANCE. It is acting for its own account, and it has made its own independent decision to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. It has not received from the other party any assurance or guarantee as to the expected results of this Transaction.

        (b) DESIGNATION BY BOFA. Notwithstanding any other provision in this Confirmation to the contrary requiring or allowing BofA to purchase, sell, receive or deliver any shares or other securities to or from the Counterparty, BofA may designate any of its affiliates to purchase, sell, receive or deliver such shares or other securities and otherwise to perform BofA obligations in respect of this Transaction and any such designee may assume such obligations. BofA shall be discharged of its obligations to the Counterparty to the extent of any such performance.

        (c) RISK MANAGEMENT. It has entered into this Transaction for the purpose of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with its line of business.

        (d) EVALUATION AND UNDERSTANDING. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction. It is also capable of assuming, and assumes, the financial and other risks of this Transaction.

        (e) STATUS OF PARTIES. The other party is not acting as a fiduciary or an advisor for it in respect of this Transaction.

        (f) NO INFORMATION. The Counterparty represents and warrants that it and its affiliates are not entering into the Transaction on the basis of any material non-public information with respect to the Shares.

        (g) NO PROHIBITION. The Counterparty represents that it could have purchased Shares, in an amount equal to the product of 45% of the Number of Options and the Option Entitlement, on the Exchange or otherwise, in compliance with applicable law and any contractual agreements binding upon Counterparty, on the Trade Date.

        (h) PRIVATE PLACEMENT. Each of Counterparty and BofA represents that it (A) is an accredited investor within the meaning of Rule 501(a) under the Securities Act of 1933 (the Securities Act ),
               (B) is acquiring the instruments described in the Transaction for its own account, and not with a view to distribution and (C) understands and acknowledges that the Transaction has not and will not be registered under the Securities Act.

        (i) CONSISTENT WITH PUBLIC DISCLOSURES. The Counterparty represents that any Shares acquired pursuant to the Transaction will be made in connection with the Counterparty s Share repurchase program, which was approved by its board of directors and publicly announced, solely for the purposes stated in such board resolution and public disclosure.

9.    Notices:  For purposes of this Confirmation::

      (a)       Address for notices or communications to Counterparty:

                     5500 Northwest Central Drive
                     Houston, TX 77092
                     Attn. Vice President - Treasury
                     Telephone: 713-895-5847
                     Facsimile:  713-895-3420

      (b)       Address for notices or communications to BofA :

                     Bank of America, N.A.
                     Equity Financial Products
                     c/o Banc of America Securities LLC
                     9 West 57th Street, 40th Floor
                     New York, NY  10019

                     Telephone No.: 212-583-8373
                     Facsimile No.: 212-847-5124

Please confirm your agreement to be bound by the terms stated herein by executing the copy of this Confirmation enclosed for that purpose and returning it to us by mail or facsimile transmission to the address for Notices indicated above.

                                                 Yours sincerely,

                                                 BANK OF AMERICA, N.A.



                                                 By: /s/ William Caccamise
                                                    ------------------------
                                                 Name: William Caccamise
                                                 Title: Managing Director




Confirmed as of the date first above written:

BJ SERVICES COMPANY



By: /s/ T. M. Whichard
   ------------------------------
Name: T. M. Whichard
Title: Vice President and Treasurer

October 27, 1999

To: BJ Services Company
5500 Northwest Central Drive
Houston, TX 77092
Attn. Vice President - Treasury
Telephone: 713-895-5847
Facsimile:  713-895-3420

From: Bank of America, N.A.
c/o Banc of America Securities LLC
9 West 57th Street, 40th floor
New York, NY 10019
Telephone: 212-583-8373
Facsimile:  212-847-5124

Re: Share Option Transaction

Reference: NY-2967C


       The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between BANK OF AMERICA, N.A., ("BofA") and BJ SERVICES COMPANY ("Counterparty") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

       The definitions and provisions contained in the 1996 ISDA Equity Derivatives Definitions (the "Equity Definitions"), as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the Equity Definitions and this Confirmation, this Confirmation shall govern. This Confirmation evidences a complete binding agreement between the Counterparty and BofA as to the terms of the Transaction to which this Confirmation relates.

       Each party is hereby advised, and each such party acknowledges, that the other party has engaged in, or refrained from engaging in, substantial financial transactions and has taken other material actions in reliance upon the parties' entry into the Transaction to which this Confirmation relates on the terms and conditions set forth below.

1. If the Counterparty and BofA have entered into an ISDA Master Agreement (the "Agreement"), then this Confirmation supplements, forms a part of, and is subject to, that Agreement, as amended and supplemented from time to time. All provisions contained in the Agreement govern this Confirmation except as expressly modified below. If the Counterparty and BofA have not entered into an ISDA Master Agreement, then they agree to use all reasonable efforts to promptly negotiate, execute and deliver an agreement in the form of the ISDA Master Agreement (Multicurrency-Cross Border) (the "ISDA Form"), with such modifications as the Counterparty and BofA will in good faith agree. Upon the execution of such an agreement, this Confirmation will supplement, form a part of, and be subject to, that agreement. All provisions contained or incorporated by reference in that agreement upon its execution will govern this Confirmation except as expressly modified below. Until the parties execute and deliver that agreement, this Confirmation, together with all other documents relating to the ISDA Form (each a "Confirmation") confirming transactions (each a "Transaction") entered into between us (notwithstanding anything to the contrary in a Confirmation), shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Form as if we had executed an agreement in such form (but without any Schedule) on the Trade Date of the first such Transaction between us (such agreement, or the ISDA Form, hereinafter the "Agreement"). In the event of any inconsistency between the provisions of the agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms

       Trade Date:                        October 25, 1999

       Option Style:                      European

       Option Type:                       Call

       Seller:                            BofA

       Buyer:                             Counterparty

       Shares: The common stock of BJ Services Company (the "Issuer") (Exchange symbol "BJS")

       Number of Options:                 2,949,972

       Option Entitlement:                One Share per Option

       Strike Price:                      U.S. $36.9741

       Premium:                           U.S. $3,163,844.97

       Premium Payment Date:              October 28, 1999

       Exchange(s):                       New York Stock Exchange

       Related Exchange(s):               The principal exchange(s) for options
                                          contracts or futures contracts, if
                                          any, with respect to the Shares

Procedure for Exercise:

       Expiration Time:                   At the close of trading on the
                                          Exchange

       Expiration Date:                   April 17, 2000

       In-the-Money:                      That the Reference price is greater
                                          than the Strike Price

       Automatic Exercise:                Applicable

       Valuation Date:                    The Expiration Date

       For the avoidance of doubt, the first two lines of Section 4.3(a) of the Equity Definitions are amended to read: 'Section 4.3 Market Disruption Event. (a) "Market Disruption Event" in relation to a
       Physically-settled Option Transaction" means:'

       Reference Price:                   The closing price per Share on the
                                          Exchange at the Valuation Time on the
                                          Valuation Date

       Seller's Telephone
       Number and Facsimile Number
       and Contact Details for Purpose    Telephone No.: 212-583-8373
       of Giving Notice:                  Telecopy No.: 212-583-8573


Settlement Terms:

       Physical Settlement:               Applicable

       Failure to Deliver:                Applicable

Adjustments:

       Method of Adjustment:              Calculation Agent Adjustment

Extraordinary Events:

       Consequences of Merger Events

       (a)    Share-for-Share:            Alternative Obligation

       (b)    Share-for-Other:            Cancellation and Payment

       (c)    Share-for-Combined:         Cancellation and Payment

Nationalization or Insolvency:            Negotiated Close-out

3.     Calculation Agent:                 BofA

4.     Accounts Details:

               Payments to BofA:

               Pay to: Bank of America, N.A.
               F/A/O: Equity Derivatives - Bank
               Account No. : 0659795652
               Routing No. : 053000196


               Payments to Counterparty:

               Please provide to expedite payment.


5.     Offices:

       (a)    The Office of BofA for the Transaction is: Charlotte

              Address and phone numbers for Notices:
              c/o Banc of America Securities LLC
              9 West 57th Street, 40th floor
              New York, NY 10019
              Telephone: 212-583-8373
              Facsimile:  212-583-8573

       (b)    The Office of the Counterparty for the Transaction is:
              Inapplicable. Counterparty is not a Multibranch Party.

              Address and phone numbers for Notices:
              5500 Northwest Central Drive
              Houston, TX 77092
              Attn. Vice President - Treasury
              Telephone: 713-895-5847
              Facsimile:  713-895-3420


6.     Other Provisions

       (a) NON-RELIANCE. It is acting for its own account, and it has made its own independent decision to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. It has not received from the other party any assurance or guarantee as to the expected results of this Transaction.

       (b) DESIGNATION BY BOFA. Notwithstanding any other provision in this Confirmation to the contrary requiring or allowing BofA to purchase, sell, receive or deliver any shares or other securities to or from the Counterparty, BofA may designate any of its affiliates to purchase, sell, receive or deliver such shares or other securities and otherwise to perform BofA obligations in respect of this Transaction and any such designee may assume such obligations. BofA shall be discharged of its obligations to the Counterparty to the extent of any such performance.

       (c) RISK MANAGEMENT. It has entered into this Transaction for the purpose of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with its line of business.

       (d) EVALUATION AND UNDERSTANDING. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction. It is also capable of assuming, and assumes, the financial and other risks of this Transaction.

       (e) STATUS OF PARTIES. The other party is not acting as a fiduciary or an advisor for it in respect of this Transaction.

       (f) NO INFORMATION. The Counterparty represents and warrants that it and its affiliates are not entering into the Transaction on the basis of any material non-public information with respect to the Shares.

       (g) PRIVATE PLACEMENT. Each of Counterparty and BofA represents that it (A) is an "accredited investor" within the meaning of Rule 501(a) under the Securities Act of 1933 (the "Securities Act"),
              (B) is acquiring the instruments described in the Transaction for its own account, and not with a view to distribution and (C) understands and acknowledges that the Transaction has not and will not be registered under the Securities Act.

       (h) PAYMENTS UPON CERTAIN EXTRAORDINARY EVENTS. Section 9.7(b)(i) of the Equity Definitions is amended by deleting the words "two-year" in the second line and replacing them with the words "180 calendar day".

       (i) CONDITIONS OF EFFECTIVENESS. If the purchase of the Second Tranche Shares (as defined in the Purchase Agreement dated October 25, 1999 between BofA and the Counterparty) is not successfully closed, then this Transaction shall be of no effect and no financial compensation shall be due either party.

       Please confirm your acceptance and agreement with the foregoing by immediately executing the copy of this Confirmation enclosed for that purpose and returning it to Bank of America, N.A. by facsimile at 212-847-5124.

       Very truly yours,

                                          BANK OF AMERICA, N.A.

                                          By: /s/ William Caccamise
                                              -----------------------------
                                          Authorized Signatory
                                          Name:  William Caccamise


       Confirmed
       as of the date first above written:

       BJ SERVICES COMPANY

       By: /s/ T. M. Whichard
           ----------------------------
       Authorized Signatory
       Name: T. M. Whichard

October 27, 1999

To: BJ Services Company
5500 Northwest Central Drive
Houston, TX 77092
Attn. Vice President - Treasury
Telephone: 713-895-5847
Facsimile:  713-895-3420

From: Bank of America, N.A.
c/o Banc of America Securities LLC
9 West 57th Street, 40th floor
New York, NY 10019
Telephone  212-583-8373
Facsimile:  212-847-5124

Re: Share Option Transaction

Reference: NY-2967P


       The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between BANK OF AMERICA, N.A., ("BofA") and BJ SERVICES COMPANY ("Counterparty") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

       The definitions and provisions contained in the 1996 ISDA Equity Derivatives Definitions (the "Equity Definitions"), as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the Equity Definitions and this Confirmation, this Confirmation shall govern. This Confirmation evidences a complete binding agreement between the Counterparty and BofA as to the terms of the Transaction to which this Confirmation relates.

       Each party is hereby advised, and each such party acknowledges, that the other party has engaged in, or refrained from engaging in, substantial financial transactions and has taken other material actions in reliance upon the parties' entry into the Transaction to which this Confirmation relates on the terms and conditions set forth below.

1. If the Counterparty and BofA have entered into an ISDA Master Agreement (the "Agreement"), then this Confirmation supplements, forms a part of, and is subject to, that Agreement, as amended and supplemented from time to time. All provisions contained in the Agreement govern this Confirmation except as expressly modified below. If the Counterparty and BofA have not entered into an ISDA Master Agreement, then they agree to use all reasonable efforts to promptly negotiate, execute and deliver an agreement in the form of the ISDA Master Agreement (Multicurrency-Cross Border) (the "ISDA Form"), with such modifications as the Counterparty and BofA will in good faith agree. Upon the execution of such an agreement, this Confirmation will supplement, form a part of, and be subject to, that agreement. All provisions contained or incorporated by reference in that agreement upon its execution will govern this Confirmation except as expressly modified below. Until the parties execute and deliver that agreement, this Confirmation, together with all other documents relating to the ISDA Form (each a "Confirmation") confirming transactions (each a "Transaction") entered into between us (notwithstanding anything to the contrary in a Confirmation), shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Form as if we had executed an agreement in such form (but without any Schedule) on the Trade Date of the first such Transaction between us (such agreement, or the ISDA Form, hereinafter the "Agreement"). In the event of any inconsistency between the provisions of the agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms

       Trade Date:                        October 25, 1999

       Option Style:                      European

       Option Type:                       Put

       Seller:                            Counterparty

       Buyer:                             BofA

       Shares: The common stock of BJ Services Company (the "Issuer") (Exchange symbol "BJS")

       Number of Options:                 2,949,972

       Option Entitlement:                One Share per Option

       Strike Price:                      U.S. $36.9741

       Premium:                           U.S. $6,327,689.94

       Premium Payment Date:              October 28, 1999

       Exchange(s):                       New York Stock Exchange

       Related Exchange(s):               The principal exchange(s) for options
                                          contracts or futures contracts, if
                                          any, with respect to the Shares

Procedure for Exercise:

       Expiration Time:                   At the close of trading on the
                                          Exchange

       Expiration Date:                   April 17, 2000

       In-the-Money:                      That the Reference Price is less than
                                          the Strike Price

       Automatic Exercise:                Applicable

       Valuation Date:                    The Expiration Date

       Valuation Time                     The Expiration Time

       For the avoidance of doubt, the first two lines of Section 4.3(a) of the Equity Definitions are amended to read: 'Section 4.3 Market Disruption Event. (a) "Market Disruption Event" in relation to a
       Physically-settled Option Transaction" means:'

       Reference Price:                   The closing price per Share on the
                                          Exchange at the Valuation Time on the
                                          Valuation Date

       Seller's Telephone
       Number and Facsimile Number        Attention: Vice President - Treasury
       and Contact Details for Purpose    Telephone. 713-895-5847
       of Giving Notice:                  Facsimile:  713-895-3420
Settlement Terms:

       Physical Settlement:               Applicable

       Failure to Deliver:                Applicable

Adjustments:

       Method of Adjustment:              Calculation Agent Adjustment

Extraordinary Events:

       Consequences of Merger Events

       (a)    Share-for-Share:            Alternative Obligation

       (b)    Share-for-Other:            Cancellation and Payment

       (c)    Share-for-Combined:         Cancellation and Payment

Nationalization or Insolvency:            Negotiated Close-out

3.     Calculation Agent:                 BofA

4.     Accounts Details:

              Payments to BofA:

              Pay to: Bank of America, N.A.
              F/A/O: Equity Derivatives - Bank
              Account No. : 0659795652
              Routing No. : 053000196


              Payments to Counterparty:

              Please provide to expedite payment.


5.     Offices:

       (a)    The Office of BofA for the Transaction is: Charlotte

              Address and phone numbers for Notices:
              c/o Banc of America Securities LLC
              9 West 57th Street, 40th floor
              New York, NY 10019
              Telephone: 212-583-8373
              Facsimile:  212-583-8573

       (b)    The Office of the Counterparty for the Transaction is:
              Inapplicable. Counterparty is not a Multibranch Party.

              Address and phone numbers for Notices:
              5500 Northwest Central Drive
              Houston, TX 77092

              Attn. Vice President - Treasury
              Telephone: 713-895-5847
              Facsimile:  713-895-3420


6.     Other Provisions

       (a) NON-RELIANCE. It is acting for its own account, and it has made its own independent decision to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. It has not received from the other party any assurance or guarantee as to the expected results of this Transaction.

       (b) DESIGNATION BY BOFA. Notwithstanding any other provision in this Confirmation to the contrary requiring or allowing BofA to purchase, sell, receive or deliver any shares or other securities to or from the Counterparty, BofA may designate any of its affiliates to purchase, sell, receive or deliver such shares or other securities and otherwise to perform BofA obligations in respect of this Transaction and any such designee may assume such obligations. BofA shall be discharged of its obligations to the Counterparty to the extent of any such performance.

       (c) RISK MANAGEMENT. It has entered into this Transaction for the purpose of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with its line of business.

       (d) EVALUATION AND UNDERSTANDING. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction. It is also capable of assuming, and assumes, the financial and other risks of this Transaction.

       (e) STATUS OF PARTIES. The other party is not acting as a fiduciary or an advisor for it in respect of this Transaction.

       (f) NO INFORMATION. The Counterparty represents and warrants that it and its affiliates are not entering into the Transaction on the basis of any material non-public information with respect to the Shares.

       (g) PRIVATE PLACEMENT. Each of Counterparty and BofA represents that it (A) is an "accredited investor" within the meaning of Rule 501(a) under the Securities Act of 1933 (the "Securities Act"),
              (B) is acquiring the instruments described in the Transaction for its own account, and not with a view to distribution and (C) understands and acknowledges that the Transaction has not and will not be registered under the Securities Act.

       (h) PAYMENTS UPON CERTAIN EXTRAORDINARY EVENTS. Section 9.7(b)(i) of the Equity Definitions is amended by deleting the words "two-year" in the second line and replacing them with the words "180 calendar day".

       (i) CONDITIONS OF EFFECTIVENESS. If the purchase of the Second Tranche Shares (as defined in the Purchase Agreement dated October 25, 1999 between BofA and the Counterparty) is not successfully closed, then this Transaction shall be of no effect and no financial compensation shall be due either party.

       Please confirm your acceptance and agreement with the foregoing by immediately executing the copy of this Confirmation enclosed for that purpose and returning it to Bank of America, N.A. by facsimile at 212-847-5124.



                                          Very truly yours,

                                          BANK OF AMERICA, N.A.


                                          By:  /s/ William Caccamise
                                             ----------------------------
                                          Authorized Signatory
                                          Name:  William Caccamise


Confirmed
as of the date first above written:

BJ SERVICES COMPANY


By:  /s/ T. M. Whichard
    ----------------------------
Authorized Signatory
Name: T. M. Whichard